UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 5, 2017

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-34190	71-1051785
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)       An Annual Meeting of Shareholders of the Company was held on May 5, 2017.

(b)       There were 7,373,641 shares of common stock of the Company eligible to be voted at the Annual Meeting and 6,073,913 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the votes for each proposal were as follows:

1.	Election of directors for a three-year term:

	For	Withheld	Broker Non-votes
Paul J. Blanchet, III	4,759,037	42,361	1,272,515
Marc W. Judice	4,769,537	31,861	1,272,515
Chris P. Rader	4,717,406	83,992	1,272,515

2.	To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-votes
4,695,076	84,263	22,059	1,272,515

3.	Advisory vote on the frequency of the non-binding resolution to approve the compensation of the Company’s named executive officers.

Every 3 Years	Every 2 Years	Every Year	Abstain	Broker Non-votes
3,044,862	41,075	1,644,402	71,059	1,272,515

4.	To ratify the appointment of Porter Keadle Moore, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

For	Against	Abstain
6,013,781	38,036	22,096

At the annual meeting, the shareholders of the Company elected each of the nominees as director, adopted the non-binding resolution to approve the compensation of the Company’s named executive officers, voted on a three year frequency of the non-binding resolution to approve compensation of the Company’s named executive officers and adopted the proposal to appoint the Company’s independent registered public accounting firm.

(c)       Not applicable

(d)       At the Annual Meeting of Shareholders of the Company held on May 5, 2017, the Company’s shareholders recommended, on an advisory basis, that the Company’s future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of the Company determined that it will hold an advisory vote on executive compensation every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: May 8, 2017	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
Chief Financial Officer

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